SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              October 14, 1999
                     (Date of earliest event reported)

                            CLASSIC CABLE, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware                 333-86541                  74-2750981
 (State or Other           (Commission                 (IRS Employer
 Jurisdiction of           File Number)                Identification
 Incorporation)                                           Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                        CLASSIC CABLE HOLDING, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-04        74-2807609
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                            PONCA HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-05        76-0337883
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                          CLASSIC TELEPHONE, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-06        75-2590205
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                       UNIVERSAL CABLE HOLDINGS, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-01        75-2077867
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                    UNIVERSAL CABLE COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-07        84-0913858
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                  UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-08        75-2243788
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                       UNIVERSAL CABLE MIDWEST, INC.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-03        75-2205815
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                         WT ACQUISITION CORPORATION
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-09        74-2644608
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                         W.K. COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


     Kansas        333-86541-02        48-1037491
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                        TELEVISION ENTERPRISES, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-10        74-1532349
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                      BLACK CREEK COMMUNICATIONS, L.P.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-11        74-2881867
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                       BLACK CREEK MANAGEMENT, L.L.C.
           (Exact Name of Registrant as Specified in its Charter)


    Delaware       333-86541-12        74-2881870
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                             BUFORD GROUP, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-13        75-1988843
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                      FRIENDSHIP CABLE OF TEXAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-17        75-2237583
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                          BUFORD TELEVISION, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-14        75-1020533
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                        CORRECTIONAL CABLE TV, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-15        75-2443515
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                              CALLCOM 24, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-16        75-2774129
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                    BUFORD TELEVISION INC. OF FORT SMITH
           (Exact Name of Registrant as Specified in its Charter)


    Arkansas       333-86541-18        71-0441918
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)


                     FRIENDSHIP CABLE OF ARKANSAS, INC.
           (Exact Name of Registrant as Specified in its Charter)


      Texas         333-86541-19        71-0634055
 (State or Other    (Commission       (IRS Employer
 Jurisdiction of    File Number)      Identification
 Incorporation)                          Number)


             515 Congress Avenue, Suite 2626, Austin, TX 78701
            (Address of Principal Offices, including zip code)


                               (512) 476-9095
            Registrant's telephone number, including area code)



 Item 4.   Change in Registrant's Certifying Accountant

           Effective October 19, 1999, PricewaterhouseCoopers LLP replaced Ernst & Young LLP as the independent public accountants to audit the financial statements of Classic Cable, Inc. (the "Company"). In addition, PricewaterhouseCoopers LLP replaced Ernst & Young LLP as the independent public accountants to audit the financial statements of the subsidiaries of the Company formerly audited by Ernst & Young LLP which have guaranteed the Company's 9-7/8% Senior Subordinated Notes due 2008 and 9-3/8% Senior Subordinated Notes due 2009.

           The Company believes, and has been advised by Ernst & Young LLP that it concurs with such belief, that, for the years ended December 31, 1997 and December 31, 1998, and for the six-month period ended June 30, 1999, the Company and Ernst & Young LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

           The report of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

           The Company has requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

 Item 5.   Other Events

 AGREEMENT TO PURCHASE ASSETS

           On October 14, 1999, a subsidiary of the Company entered into an agreement with Star Cable Associates ("Star"), to purchase substantially all of the assets of Star for approximately $130 million in cash and stock of Classic Communications, Inc. (the "Parent"), the Company's parent. Star owns 37 systems in Louisiana, Texas and Ohio and serves approximately 57,000 subscribers. The asset purchase agreement contains customary representations, warranties, covenants, indemnities and closing conditions, including closing conditions related to governmental approvals and the transfer of franchise licenses by Star to the Company. The asset purchase agreement is terminable by any party to the agreement not in breach of the agreement on March 31, 2000 if the Star acquisition has not been consummated prior to such date. The asset purchase agreement is terminable on July 31, 2000 by any party to the agreement if the Star acquisition had not been consummated prior to such date. The Parent issued a press release with respect to the agreement on October 14, 1999, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

 ANNOUNCEMENT OF INITIAL PUBLIC OFFERING

           On October 19, 1999, the Parent filed for an initial public offering of $201.25 million of Class A common shares. Proceeds will be used to repay a portion of the Parent's debt and to finance part of the Star acquisition. The Parent issued a press release with respect to the filing on October 20, 1999, a copy of which is attached as Exhibit 99.2 to this Form 8-K.

 Item 7.   Exhibits

           16.  Letter from Ernst & Young LLP.

           99.1 Press Release, dated October 14, 1999.

           99.2 Press Release, dated October 20, 1999.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CLASSIC CABLE, INC.


 Dated: October 25, 1999       By:  /s/ Mark Rowe
                                   _____________________________
                               Name:   Mark Rowe
                               Title:  Corporate Controller



                               CLASSIC CABLE HOLDING, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _____________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               PONCA HOLDINGS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    ______________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               CLASSIC TELEPHONE, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    ______________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE HOLDINGS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    ________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE COMMUNICATIONS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE OF BEAVER OKLAHOMA, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               UNIVERSAL CABLE MIDWEST, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               WT ACQUISITION CORPORATION


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               W.K. COMMUNICATIONS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               TELEVISION ENTERPRISES, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer


                               BLACK CREEK COMMUNICATIONS, L.P.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer


                               BLACK CREEK MANAGEMENT, L.L.C.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BUFORD GROUP, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               FRIENDSHIP CABLE OF TEXAS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer


                               BUFORD TELEVISION, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    ________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer


                               CORRECTIONAL CABLE TV, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    ________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer


                               CALLCOM 24, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    _________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               BUFORD TELEVISION INC. OF FORT SMITH


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:   J. Merritt Belisle
                               Title:  Chairman and Chief Executive Officer


                               FRIENDSHIP CABLE OF ARKANSAS, INC.


 Dated: October 25, 1999       By:  /s/ J. Merritt Belisle
                                    __________________________________
                               Name:  J. Merritt Belisle
                               Title: Chairman and Chief Executive Officer



                               EXHIBIT INDEX


 Exhibit
 Number                        Description

 16.                           Letter from Ernst & Young LLP.

 99.1                          Press Release, dated October 14, 1999.

 99.2                          Press Release, dated October 20, 1999.